Exhibit 99.2



                            UNITED STATES OF AMERICA
                                   Before the
                          OFFICE OF THRIFT SUPERVISION


---------------------------------------
In the Matter of                        )
                                        )
Brookline Bank,                         )
Brookline, Massachusetts                )
OTS No. 17777,                          )
                                        )       Order No.: NE-08-36
                                        )
and its subsidiaries, including         )  Effective Date: February 19, 2009
                                        )
EASTERN FUNDING LLC,                    )
New York City, New York                 )
                                        )
                                        )
---------------------------------------


        STIPULATION AND CONSENT TO ISSUANCE OF ORDER TO CEASE AND DESIST

WHEREAS, the Office of Thrift Supervision (OTS), acting by and through its Regional Director for the Northeast Region (Regional Director), and based upon information derived from the exercise of its regulatory and supervisory responsibilities, has informed Brookline Bank (Association) Brookline, Massachusetts, OTS Docket No. 17777, and Eastern Funding LLC (Eastern Funding), New York City, New York, that OTS is of the opinion that grounds exist to initiate an administrative proceeding against the Association and Eastern Funding pursuant to 12 USC ss. 1818(b);

WHEREAS, the Regional Director, pursuant to delegated authority, is authorized to issue Orders to Cease and Desist where a savings association has consented to the issuance of an order; and

WHEREAS, the Association and Eastern Funding desire to cooperate with OTS to avoid the time and expense of such administrative cease and desist proceeding by entering into this Stipulation and Consent to Issuance of Order to Cease and Desist (Stipulation) and, without admitting or denying that such grounds exist, but only admitting the statements and conclusions in Paragraph 1 below concerning Jurisdiction, hereby stipulate and agree to the following terms:

1.    Jurisdiction.
      ------------

     (a) The Association is a "savings association" within the meaning of 12 USC ss. 1813(b) and 12 USC ss. 1462(4). Accordingly, the Association is "an insured depository institution" as that term is defined in 12 USC ss. 1813(c); Eastern Funding LLC is a subsidiary within the meaning of 12 USC ss. 1813(w)(4).

     (b) Pursuant to 12 USC ss. 1813(q)(4), the Director of OTS is the "appropriate Federal banking agency" with jurisdiction to maintain an

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     administrative enforcement proceeding against a savings association and a subsidiary of the association. Therefore, the Association is subject to the authority of OTS to initiate and maintain an administrative cease and desist proceeding against it pursuant to 12 USC ss. 1818(b).

2.    OTS Findings of Fact.
      --------------------

Based on its September 8, 2008 examination of the Association, OTS finds that the Association and Eastern Funding have failed to maintain effective Anti Money Laundering (AML), Bank Secrecy Act (BSA), and Office of Foreign Asset Control
(OFAC) Compliance Programs, and have failed to comply with requirements of various laws and regulations, including:

     (a) 31 USC ss. 5318(h), 31 CFR ss. 103.120(b), 12 CFR ss. 563.177(b)(1),
     and 31 CFR ss. 103.100 requiring effective AML, BSA, and OFAC Compliance Programs;

     (b) 12 CFR ss. 563.177(c)(1) requiring a system of internal controls to ensure ongoing BSA/AML/OFAC compliance:

     (c) 12 CFR ss. 563.177(c)(2) requiring independent testing for BSA/AML compliance;

     (d) 12 CFR ss. 563.177(c)(3) requiring a designated individual responsible for coordinating and monitoring day-to-day BSA/AML compliance;

     (e) 12 CFR ss. 563.177(c)(4) requiring BSA training for appropriate personnel;

     (f) 12 CFR ss. 563.180(d) and 31 CFR ss. 103.18 requiring the timely filing of accurate Suspicious Activity Reports (SARs); and

     (g) 31 CFR ss. 103.22(b)(1) requiring the filing of Currency Transaction Reports (CTRs) with the Financial Crimes Enforcement Network (FinCEN).

3.    Consent.
      -------

The Association and Eastern Funding consent to the issuance by OTS of the accompanying Order to Cease and Desist (Order). The Association and Eastern Funding further agree to comply with the terms of the Order upon the Effective Date of the Order and stipulate that the Order complies with all requirements of law.

4.    Finality.
      --------

The Order is issued by OTS under 12 USC ss. 1818(b), and upon the Effective Date it shall be a final order, effective and fully enforceable by OTS under the provisions of 12 USC ss. 1818(i).

5.    Waivers.
      -------

The Association and Eastern Funding waive the following:

     (a) The right to be served with a written notice of OTS's charges against it as provided by 12 USC ss. 1818(b) and 12 CFR Part 509;

     (b) The right to an administrative hearing of OTS's charges as provided by 12 USC ss. 1818(b) and 12 CFR Part 509;

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     (c) The right to seek judicial review of the Order, including, without limitation, any such right provided by 12 USC ss. 1818(h), or otherwise to challenge the validity of the Order; and

     (d) Any and all claims against OTS, including its employees and agents, and any other governmental entity for the award of fees, costs, or expenses related to this OTS enforcement matter and/or the Order, whether arising under common law, federal statutes or otherwise.

6.   OTS Authority Not Affected.
     --------------------------

Nothing in this Stipulation or accompanying Order shall inhibit, estop, bar or otherwise prevent OTS from taking any other action affecting the Association or Eastern Funding if at any time OTS deems it appropriate to do so to fulfill the responsibilities placed upon OTS by law.

7.   Other Governmental and Non-Governmental Actions Not Affected.
     ------------------------------------------------------------

The Association and Eastern Funding acknowledge and agree that its consent to the issuance of the Order is solely for the purpose of resolving the matters addressed herein, consistent with Paragraph 6 above, and does not otherwise release, discharge, compromise, settle, dismiss, resolve, or in any way affect any actions, charges against, or liability of the Association that arise pursuant to this action or otherwise, and that may be or have been brought by any governmental entity other than OTS.

8.   Miscellaneous.
     -------------

     (a) The laws of the United States of America shall govern the construction and validity of this Stipulation and of the Order;

     (b) If any provision of this Stipulation and/or the Order is ruled to be invalid, illegal, or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions thereof shall not in any way be affected or impaired thereby, unless the Regional Director in his or her sole discretion determines otherwise;

     (c) All references to OTS in this Stipulation and the Order shall also mean any of the OTS's predecessors, successors, and assigns;

     (d) The section and paragraph headings in this Stipulation and the Order are for convenience only and shall not affect the interpretation of this Stipulation or the Order;

     (e) The terms of this Stipulation and of the Order represent the final agreement of the parties with respect to the subject matters thereof, and constitute the sole agreement of the parties with respect to such subject matters; and

     (f) The Stipulation and Order shall remain in effect until terminated, modified, or suspended in writing by OTS, acting through its Regional Director or other authorized representative.

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9.   Signature of Directors/Board Resolution.
     ---------------------------------------

     (a) Each Director signing this Stipulation attests that he or she voted in favor of a Board Resolution authorizing the consent of the Association to the issuance of the Order and the execution of the Stipulation.

     (b) This Stipulation may be executed in counterparts by the directors after approval of execution of the Stipulation at a duly called board meeting. A copy of the Board Resolution authorizing execution of this Stipulation shall be delivered to OTS, along with executed original(s) of this Stipulation.

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WHEREFORE, the Association and Eastern Funding, by their respective directors and duly authorized officers, execute this Stipulation.

Brookline BANK                           Accepted by:
Brookline, Massachusetts                 OFFICE OF THRIFT SUPERVISION

By: /s/  Richard P. Chapman, Jr.         By: /s/  Michael E. Finn
--------------------------------         ------------------------
Richard P. Chapman, Jr.                  Michael E. Finn
Chairman of the Board and                Regional Director, Northeast Region
Chief Executive Officer
                                         Date: See the Effective Date on page 1


The signatures of the other directors of Brookline Bank are set out below. Each of the undersigned hereby signs the foregoing Stipulation.

Other Directors of Brookline Bank:       Eastern Funding LLC

By: /s/  David C. Chapin                 By: /s/  Michael J. Fanger
------------------------                 --------------------------
David C. Chapin, Director                Michael J. Fanger, President,
                                         Chief Executive Officer and Director

By: /s/  John J. Doyle, Jr.              By: /s/  Richard P. Chapman, Jr.
---------------------------              --------------------------------
John J. Doyle, Jr., Director             Richard P. Chapman, Jr., Director


By: /s/  John A. Hackett                 By: /s/  Paul R. Bechet
------------------------                 -----------------------
John A. Hackett, Director                Paul R. Bechet, Director


By: /s/  John L. Hall II
------------------------
John L. Hall II, Director


By: /s/  Charles H. Peck
------------------------
Charles H. Peck, Director


By: /s/  Joseph J. Slotnik
--------------------------
Joseph J. Slotnik, Director


By: /s/  William V. Tripp, III
------------------------------
William V. Tripp, III, Director


By: /s/  Peter O. Wilde
-----------------------
Peter O. Wilde, Director



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